Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-5

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

(ii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                 2,119,366.67
              Class B Note Interest Requirement                   189,272.22
              Class C Note Interest Requirement                   289,075.00
                      Total                                     2,597,713.89

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                      2.52306
              Class B Note Interest Requirement                      2.70389
              Class C Note Interest Requirement                      3.21194

(iii) Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     840,000,000
              Class B Note Principal Balance                      70,000,000
              Class C Note Principal Balance                      90,000,000

(iv)  Amount on deposit in Owner Trust Spread Account          10,000,000.00

(v)   Required Owner Trust Spread Account Amount               10,000,000.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President